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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): April 18, 2002


                                 NCR CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission File Number 001-00395


             Maryland                                        31-0387920

 (State or other jurisdiction of                          (I.R.S. Employer
  incorporation or organization)                         Identification No.)


                             1700 S. Patterson Blvd.
                               Dayton, Ohio 45479

              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (937) 445-5000

                                       N/A

          (Former name or former address, if changed since last report)

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Item 5.     Other Events.

       On April 18, 2002, the Company issued a press release announcing NCR's First Quarter Results, for the quarter ended March 31, 2002. The press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference.

Item 7.     Financial Statements and Exhibits.

       The following exhibit is filed herewith:

99.1        Press Release dated April 18, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         NCR CORPORATION

Date: April 23, 2002                          By: /s/ Earl Shanks
                                              -------------------------------

                                              Senior Vice President
                                              and Chief Financial Officer